SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ___)

Filed by the Registrant                    |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
     |_|    Preliminary proxy statement       |_|  Confidential, for use of the
     |X|    Definitive proxy statement             Commission only (as permitted
     |_|    Definitive additional materials        by Rule 14a-6(e)(2))
     |_|    Soliciting material under Rule 14a-12

                                   ePlus inc.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
     |X|  No fee required.
     |_|  Fee  computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
          0-11.
--------------------------------------------------------------------------------
          (1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
          (2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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          (4)  Proposed maximum aggregate value of transaction:
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          (5)  Total fee paid:
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     |_|  Fee paid previously with preliminary materials.
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     |_|  Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
--------------------------------------------------------------------------------
          (1)  Amount Previously Paid:
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          (3)  Filing Party:
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          (4)  Date Filed:
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
                               400 Herndon Parkway
                             Herndon, Virginia 20170



July 28, 2004


Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of ePlus inc. on September 14, 2004. The annual meeting will begin at 8:00 a.m. local time at the Courtyard Marriott, 533 Herndon Parkway, Herndon, Virginia 20170.

The formal notice of the meeting follows on the next page. In addition, information regarding each of the matters you will be asked to vote on at the annual meeting is contained in the attached proxy statement. We urge you to read the proxy statement carefully. We first began mailing these proxy materials on or about July 28, 2004 to all stockholders of record at the close of business on July 16, 2004. This mailing includes the proxy statement, proxy card, a return envelope, and the ePlus 2004 annual report.

It is important that you vote at the annual meeting. Whether or not you plan to attend in person, we urge you to complete, date, and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope. If you are a stockholder of record and do attend the meeting and wish to vote your shares in person, even after returning your proxy, you may still do so.

We look forward to seeing you in Herndon, Virginia on September 14, 2004.

                                              Very truly yours,


                                              /s/ Phillip G. Norton
                                              ----------------------------
                                              Phillip G. Norton, President

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          to be held September 14, 2004



To the Stockholders of ePlus inc.:

The annual meeting of stockholders of ePlus inc., a Delaware corporation, will be held on September 14, 2004, at the Courtyard Marriott, 533 Herndon Parkway, Herndon, Virginia 20170, at 8:00 a.m. local time for the purposes stated below:

     1. To elect two Class II Directors, each to serve a term of three years and until their successors have been duly elected and qualified.

     2. To ratify the appointment of Deloitte & Touche LLP as our independent auditors for our fiscal year ending March 31, 2005.

     3. To transact such other business as may properly come before the annual meeting.

Under the provisions of our Bylaws, and in accordance with Delaware law, the Board of Directors has fixed the close of business on July 16, 2004 as the record date for stockholders entitled to notice of and to vote at the annual meeting.

Whether or not you expect to be present at the meeting, please date and sign the enclosed proxy card and mail it promptly in the enclosed envelope to NATIONAL CITY BANK, Corporate Trust Operations, Post Office Box 92301, Cleveland, Ohio 44193-0900.

                                              ePlus inc.


                                              /s/ Erica S. Stoecker
                                              ---------------------
July 28, 2004                                 Erica S. Stoecker
                                              Corporate Secretary

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
Information about ePlus inc....................................................1

Information about the Annual Meeting...........................................1

Information about this Proxy Statement.........................................1

Information about Voting.......................................................2

Quorum Requirements............................................................2

Voting Requirements............................................................3

Dissenters' Rights of Appraisal................................................3

Voting Securities, Principal Holders thereof, and Management...................4

Directors and Executive Officers...............................................5

Compensation of Directors and Executive Officers..............................14

Performance Graph.............................................................18

Certain Transactions..........................................................19

Proposal 1:  Election of Class II Directors...................................21

Proposal 2:  Ratification of Appointment of Deloitte & Touche LLP as Independent
Auditors......................................................................21

Other Proposed Action.........................................................22

Executive Sessions............................................................23

Stockholder Proposals and Submissions.........................................23

Communications with the Board.................................................23

Appendix A:  ePlus inc. Audit Committee Charter...............................24

Appendix B:  ePlus inc. Nominating and Corporate Governance Committee Charter
...............................................................................28

                          INFORMATION ABOUT EPLUS INC.

ePlus inc. has been in the business of selling, leasing, financing, and managing information technology and other assets for over 13 years. We have developed our Enterprise Cost Management model through development and acquisition of software, products, and business process services over the past six years. The address of our principal executive office is 400 Herndon Parkway, Herndon, Virginia 20170 and our telephone number at that address is (703) 834-5710. Our website is located at www.eplus.com. The information on our website is not incorporated into this proxy statement.


                      INFORMATION ABOUT THE ANNUAL MEETING

Our annual meeting will be held on September 14, 2004 at 8:00 a.m. local time at the Courtyard Marriott, 533 Herndon Parkway, Herndon, Virginia 20170.

The annual meeting has been called to consider and take action on the following proposals:

     1. To elect two Class II Directors, each to serve a term of three years and until their successors have been duly elected and qualified.

     2. To ratify the appointment of Deloitte & Touche LLP as our independent auditors for our fiscal year ending March 31, 2005.

     3. To transact such other business as may properly come before the annual meeting.

Our Board of Directors, or in the case of proposal 2, the Audit Committee of our Board of Directors, has unanimously approved each of the proposals and recommends that you vote in favor of each of the proposals. All holders of record of our common stock at the close of business on July 16, 2004, the record date, will be entitled to vote at the annual meeting.


                     INFORMATION ABOUT THIS PROXY STATEMENT

We have sent you this proxy statement because ePlus' Board of Directors is soliciting your proxy to vote at the annual meeting. ePlus is bearing the cost of this proxy solicitation. If you own ePlus common stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one set of these proxy materials. To assist us in saving money and to provide you with better stockholder services, we encourage you to have all of your accounts registered in the same name and address. You may do this by contacting our transfer agent, National City Bank, Victor LaTessa, at (216) 222-3579. This proxy statement contains information that we are required to provide to you under the rules of the Securities and Exchange Commission and is designed to assist you in voting your shares. On or about July 28, 2004, we began mailing these proxy materials to all stockholders of record at the close of business on July 16, 2004.

                            INFORMATION ABOUT VOTING

Stockholders can vote in person at the annual meeting or by proxy. To vote by proxy, please mail the enclosed proxy card in the enclosed envelope. Please sign and date your proxy card before mailing.

Each share of ePlus common stock is entitled to one vote on all matters presented at the annual meeting. If your shares are held in the name of a bank, broker, or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. If your shares are not registered in your own name and you plan to attend the annual meeting and vote your shares in person, you should contact your broker or agent in whose name your shares are registered to obtain a broker's proxy card and bring it to the annual meeting in order to vote. If you vote by proxy, the individuals named on the card (your proxy holders) will vote your shares in the manner you indicate. You may specify whether your shares should be voted for none, one, or both of the nominees for director and for or against the other proposal. If you sign and return the card without indicating your instructions, your shares will be voted for:

     o    the election of both the Class II nominees for director; and

     o the ratification of the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ending March 31, 2005.

You may revoke or change your proxy at any time before it is voted by sending a written notice of your revocation to ePlus' Corporate Secretary, Erica S. Stoecker at ePlus' principal executive office.


                               QUORUM REQUIREMENTS

As of July 16, 2004, the record date for this solicitation of proxies, there were 8,916,258 shares of common stock outstanding, each of which is entitled to one vote. The holders of record of a majority of the shares of common stock entitled to vote at the meeting, present in person, or by proxy, will constitute a quorum for the transaction of business at the annual meeting or any adjournment thereof. If a quorum is not present, the annual meeting may be adjourned until a quorum is obtained.

                               VOTING REQUIREMENTS

Proposal 1:  Election of Class II Directors

To be elected as a Class II Director, a nominee must be one of the two persons receiving the greatest number of affirmative votes cast at the meeting for Class II Directors.

Proposal 2: Ratification of Appointment of Deloitte & Touche LLP as Independent Auditors

To be approved, Proposal 2 requires the affirmative vote of the holders of at least a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

Effect of Abstentions and Broker Non-Votes

Abstentions and broker non-votes will be counted only for the purpose of determining the existence of a quorum, but will not be counted as an affirmative vote for the purposes of determining whether a proposal has been approved. Therefore, an abstention or a broker non-vote will not have any effect on the votes for proposal 1 but will have the effect as a vote against proposal 2.

All signed proxies received will be voted in accordance with the choices specified on such proxies. Proxies will be voted in favor of a proposal if no contrary specification is made. All valid proxies obtained will be voted at the discretion of the Board of Directors with respect to any other business that may come before the annual meeting.

We may solicit proxies by use of the mails, in person, by telephone, e-mail, or other electronic communications. We will bear the cost of soliciting proxies in the accompanying form. We may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.


                         DISSENTERS' RIGHTS OF APPRAISAL

The Board of Directors does not propose any action for which the laws of the state of Delaware, or the Certificate of Incorporation, Bylaws, or corporate resolutions of ePlus provide a right of a stockholder to dissent and obtain payment for shares.

          VOTING SECURITIES, PRINCIPAL HOLDERS THEREOF, AND MANAGEMENT

Except as set forth below, the following table sets forth certain information as of July 16, 2004 with respect to: (1) each executive officer, director, and director nominee; (2) all executive officers and directors of ePlus as a group; and (3) all persons known by ePlus to be the beneficial owners of more than five percent of our common stock.

                                                                           Number of Shares        Percentage
                                                                             Beneficially           of Shares
                       Name of Beneficial Owner(1)                              Owned (2)          Outstanding
                       ---------------------------                           ------------          -----------
Phillip G. Norton (3)..................................................         2,346,000            25.4
Bruce M. and Elizabeth D. Bowen (4)....................................           775,000             8.6
Steven J. Mencarini (5)................................................           101,700             1.1
Kleyton L. Parkhurst (6)...............................................           238,000             2.6
C. Thomas Faulders, III (7)............................................            53,507             *
Terrence O'Donnell (8).................................................            70,000             *
Milton E. Cooper, Jr. .................................................                 0             0
Lawrence S. Herman (9).................................................            17,500             *
All directors and named executive officers as a group (8 Individuals)..         3,601,707            36.6
Eric D. Hovde (10).....................................................           917,245            10.3
Putnam, LLC, Marsh & McLennan Companies, Inc., Putnam Investment Management,
LLC, The Putnam Advisory Company, LLC (11).............................         1,049,283            11.8

   *    less than 1%

(1) The business address of Messrs. Norton, Bowen, Mencarini, Parkhurst, Faulders, O'Donnell, Cooper, and Herman is 400 Herndon Parkway, Herndon, Virginia, 20170. The business address of Mr. Hovde is 1826 Jefferson Place, NW, Washington, DC 20036. The business address of Putnam LLC is One Post Office Square, Boston, Massachusetts 02109.

(2) Unless otherwise indicated and subject to community property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by such stockholder. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from July 16, 2004, upon exercise of options or warrants. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not by any other person) and that are exercisable within 60 days from July 16, 2004, have been exercised. The ownership amounts reported for persons who we know own more than 5% of our common stock are based on the Schedules 13D and 13G filed with the SEC by such persons, unless we have reason to believe that the information contained in those filings is not complete or accurate.

(3) Includes 2,040,000 shares held by J.A.P. Investment Group, L.P., a Virginia limited partnership, of which J.A.P., Inc., a Virginia corporation, is the sole general partner. The limited partners are: Patricia A. Norton, the spouse of Mr. Norton, trustee for the benefit of Phillip G. Norton, Jr., u/a dated as of July 20, 1983; Patricia A. Norton, the spouse of Mr. Norton, trustee for the benefit of Andrew L. Norton, u/a dated as of July 20, 1983; Patricia A. Norton, trustee for the benefit of Jeremiah O. Norton, u/a dated as of July 20, 1983; and Patricia A. Norton. Patricia A. Norton is the sole stockholder of J.A.P., Inc. Also includes 305,000 shares of common stock issuable to Mr. Norton under options.

(4) Includes 470,000 shares held by Mr. and Mrs. Bowen, as tenants by the entirety, and 160,000 shares held by Bowen Holdings LLC, a Virginia limited liability company, composed of Mr. Bowen and three minor children of whom Mr. Bowen is legal guardian and for which shares Mr. Bowen serves as manager. Also includes 145,000 shares of common stock issuable to Mr. Bowen under options.

(5) Includes 101,700 shares of common stock issuable to Mr. Mencarini under options.

(6) Includes 225,000 shares of common stock issuable to Mr. Parkhurst under options.

(7) Includes 53,507 shares of common stock issuable to Mr. Faulders under options.

(8) Includes 70,000 shares of common stock issuable to Mr. O'Donnell under options.

(9) Includes 17,500 shares of common stock issuable to Mr. Herman under options.

(10) Of the 917,245 shares beneficially owned by Eric D. Hovde, 328,719 of the shares beneficially owned are as Managing Member of Hovde Capital, L.L.C., the General Partner to Financial Institution Partners II, L.P., the direct owner; 30,000 of the shares beneficially owned are as Managing Member of Hovde Acquisition II, L.L.C., the direct owner; 19,000 of the shares beneficially owned are as Trustee for Hovde Financial, Inc. Profit Sharing Plan and Trust, the direct owner; 17,000 of the shares beneficially owned are as Trustee for The Eric D. Hovde and Steven D. Hovde Foundation, the direct owner; 39,170 of the shares beneficially owned are as Managing Member of Hovde Capital Limited IV LLC, the General Partner to Financial Institution Partners IV, L.P., the direct owner; 221,271 of the shares beneficially owned are as Managing Member of Hovde Capital, Ltd., the General Partner to Financial Institution Partners III, L.P., the direct owner; 194,736 of the shares beneficially owned are as Managing Member of Hovde Capital IV, LLC, the General Partner to Financial Institution Partners, L.P., the direct owner; 34,525 of the shares beneficially owned are as Managing Member to Hovde Capital Offshore LLC, the Management Company to Financial Institution Partners, Ltd., the direct owner; 32,824 of the shares beneficially owned are held directly. This information was obtained from a Form 3 filed by Eric D. Hovde dated May 14, 2004.

(11) The information as to Putnam, LLC, Marsh & McLennan Companies, Inc., Putnam Investment Management, LLC and The Putnam Advisory Company, LLC is derived from a Schedule 13G/A dated February 9, 2004. The Schedule 13G/A states that Marsh & McLennan Companies, Inc. has no voting or dispositive power with respect to the 1,049,283 shares, that Putnam, LLC has shared voting power with respect to 539,102 shares and shared dispositive power with respect to all 1,049,283 shares, that Putnam Investment Management, LLC has shared dispositive power with respect to 469,200 shares and that The Putnam Advisory Company, LLC has shared voting power with respect to 539,102 shares and shared dispositive power with respect to 580,083 shares.

                        DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the name, age, and position with ePlus inc. of each person who is an executive officer or director.


                Name                   Age                               Position                              Class
                ----                   ---                               --------                              -----
Phillip G. Norton.......................60    Chairman of the Board, President, and Chief Executive Officer      III
Bruce M. Bowen..........................52    Director and Executive Vice President                              III
Steven J. Mencarini.....................49    Senior Vice President and Chief Financial Officer
Kleyton L. Parkhurst....................41    Senior Vice President, Assistant Secretary, and Treasurer
Terrence O'Donnell......................60    Director                                                            II
Milton E. Cooper, Jr....................66    Director                                                            II
C. Thomas Faulders, III.................54    Director                                                             I
Lawrence S. Herman......................60    Director                                                             I

The name and business experience during the past five years of each director and executive officer of ePlus are described below.

Phillip G. Norton joined us in March 1993 and has served since then as our Chairman of the Board and Chief Executive Officer. Since September 1996, Mr. Norton has also served as our President. Mr. Norton is a 1966 graduate of the U.S. Naval Academy.

Bruce M. Bowen founded our company in 1990 and served as our President until September 1996. Since September 1996, Mr. Bowen has served as our Executive Vice President, and from September 1996 to June 1997 also served as our Chief Financial Officer. Mr. Bowen has served on our Board of Directors since our founding. He is a 1973 graduate of the University of Maryland and in 1978 received a Masters of Business Administration from the University of Maryland.

Steven J. Mencarini joined us in June of 1997 as Senior Vice President and Chief Financial Officer. Prior to joining us, Mr. Mencarini was Controller of the Technology Management Group of Computer Sciences Corporation, one of the nation's three largest information technology outsourcing organizations. Mr. Mencarini joined Computer Sciences Corporation in 1991 as Director of Finance and was promoted to Controller in 1996. Mr. Mencarini is a 1976 graduate of the University of Maryland and received a Masters of Taxation from American University in 1985.

Kleyton L. Parkhurst joined us in May 1991 as Director of Finance and served as our Secretary and Treasurer from September 1996 until September 2001. Since September 2001 Mr. Parkhurst has served as our Assistant Secretary and
Treasurer. In July 1998, Mr. Parkhurst was made Senior Vice President for Corporate Development. Mr. Parkhurst is currently responsible for all of our mergers and acquisitions, investor relations, marketing, and the ePlus Group's finance department. Mr. Parkhurst is a 1985 graduate of Middlebury College.

Terrence O'Donnell joined our Board of Directors in November 1996 upon the completion of our initial public offering. Mr. O'Donnell is a partner with the law firm of Williams & Connolly LLP in Washington, D.C. and Executive Vice President and General Counsel of Textron, Inc. Mr. O'Donnell has practiced law since 1977, and from 1989 through 1992 served as General Counsel to the U.S. Department of Defense. Mr. O'Donnell presently also serves as a director of IGI, Inc., an American Stock Exchange company. Mr. O'Donnell is a 1966 graduate of the U.S. Air Force Academy and received a Juris Doctor from Georgetown University Law Center in 1971. Mr. O'Donnell has been nominated by the Board of Directors for re-election as a Class II Director at the 2004 Annual Meeting of Stockholders.

Milton E. Cooper, Jr. joined us in November 2003. Mr. Cooper served with Computer Sciences Corporation (CSC) from September 1984 through May 2001, first as Vice President, Business Development and then (from January 1992) as President, Federal Sector. Before joining CSC, Mr. Cooper served in marketing and general management positions with IBM Corporation, Telex Corporation, and Raytheon Company. He is also Chairman of the Board of Directors of Identix, Inc., which is a NASDAQ-traded company, and serves on the Board of Directors, the Audit Committee, and the Compensation Committee of Applied Signal Technology, Inc. Mr. Cooper is a 1960 graduate of the United States Military Academy. He served as an artillery officer with the 82nd Airborne Division before leaving active duty in 1963. Mr. Cooper has been nominated by the Board of Directors to serve as a Class II Director at the 2004 Annual Meeting of Stockholders.

C. Thomas Faulders, III joined our Board of Directors in July 1998. Mr. Faulders is the Chairman, President, and Chief Executive Officer of LCC International, Inc. From July 1998 to December 1999, Mr. Faulders served as Chairman of the Board of Telesciences, Inc., an information services company. From 1995 to 1998, Mr. Faulders was Executive Vice President, Treasurer, and Chief Financial Officer of BDM International, Inc., a prominent systems integration company. Mr. Faulders is a member of the Board of Directors of United Defense Inc., Universal Technology and Systems, Inc., and Sentori, Inc. He is a 1971 graduate of the University of Virginia and in 1981 received a Masters of Business Administration from the Wharton School of the University of Pennsylvania.

Lawrence S. Herman joined our Board of Directors in March 2001. Mr. Herman is one of BearingPoint's most senior Managing Directors and is responsible for managing national alliances with e-government and enterprise software companies in the company's state and local government practice. During his career, Mr. Herman has specialized in developing, evaluating, and implementing financial and management systems and strategies for state and local governments around the nation. Mr. Herman has been with BearingPoint for over thirty-five years. He has directed a statewide performance audit of North Carolina, resulting in a strategic fiscal plan. He further directed similar statewide fiscal strategies for the Commonwealth of Kentucky, the State of Louisiana, the State of Oklahoma, and the District of Columbia. Mr. Herman received his B.S. degree in Mathematics and Economics from Tufts University in 1965 and his Masters of Business Administration in 1967 from Harvard Business School.

Each executive officer of ePlus is chosen by the Board of Directors and holds his or her office until his or her successor shall have been duly chosen and qualified or until his or her death or until he or she shall resign or be removed as provided by the Bylaws.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires ePlus' officers, directors, and persons who own more than ten percent of a registered class of ePlus' equity securities, to file reports of ownership and changes in ownership of equity securities of ePlus with the SEC. Officers, directors, and greater-than-ten-percent stockholders are required by SEC regulations to furnish ePlus with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3, Forms 4, and Forms 5 furnished to ePlus pursuant to Rule 16a-3 under the Exchange Act, ePlus believes that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors, and security holders required to file such forms.

The Board of Directors

Our Board of Directors is divided into three classes: Class I, comprised of two directors; Class II, comprised of two directors; and Class III, comprised of two directors. Subject to the provisions of the Bylaws, at each annual meeting of stockholders, the successors to the class of directors whose term is then expiring shall be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders. Messrs. O'Donnell and Cooper, our Class II Directors, are standing for re-election at the 2004 annual meeting. Each director holds office until his or her successor has been duly elected and qualified or until he or she has resigned or been removed in the manner provided in the Bylaws. The members of the three classes of directors are as follows:

     o    Class I

          C. Thomas Faulders, III
          Lawrence S. Herman

     o    Class II

          Terrence O'Donnell
          Milton E. Cooper, Jr.

     o    Class III

          Phillip G. Norton
          Bruce M. Bowen

The Class III Directors will stand for re-election at the Annual Meeting of Stockholders in 2005. The Class I Directors will stand for re-election at the Annual Meeting of Stockholders in 2006. The classification of the Board of Directors, with staggered terms of office, was implemented for the purpose of maintaining continuity of management and of the Board of Directors.

There are no material proceedings to which any director, executive officer, or affiliate of ePlus, any owner of record or beneficially of more than five percent of any class of voting securities of ePlus, or any associate of any such director, executive officer, affiliate of ePlus, or security holder is a party adverse to ePlus or any of its subsidiaries or has a material interest adverse to ePlus or any of its subsidiaries. Directors Milton E. Cooper, Jr., C. Thomas Faulders III, Lawrence S. Herman, and Terrence O'Donnell are independent as that term is defined under the rules of the National Association of Securities Dealers.

Director Compensation

Directors who are also employees of ePlus do not currently receive any compensation for service as members of the Board of Directors. Each outside director receives an annual grant of 10,000 stock options and $500 for each committee meeting. All directors will be reimbursed for their out-of-pocket expenses incurred to attend board or committee meetings.

Meetings and Committees of the Board of Directors

The Board of Directors met six times during the fiscal year ended March 31, 2004. In addition to meetings of the full Board, directors also attended meetings of Board Committees. No incumbent director attended fewer than 75% of the total number of meetings held by the Board of Directors and the meetings of any committee on which the director served. Directors are encouraged to attend Annual Meetings of ePlus Stockholders. Five directors attended last year's Annual Meeting. The Board of Directors has the following committees: the Audit Committee, the Compensation Committee, the Stock Incentive Committee, and the Nominating and Corporate Governance Committee.

Audit Committee

General. The Audit Committee of the Board of Directors is responsible for selecting ePlus' independent public accountants, monitoring and reviewing the quality and activities of ePlus' internal and external audit functions, monitoring the adequacy of ePlus' operating and internal controls as reported by management and the external or internal auditors, and reviewing ePlus' periodic reports that are filed with the Securities and Exchange Commission. The members of the Audit Committee as of March 31, 2004 were Terrence O'Donnell (Chairman),
C. Thomas Faulders, III, and Lawrence S. Herman. Each member of the Audit Committee is independent as that term is defined under the rules of the National Association of Securities Dealers. In addition, the Board of Directors has determined that C. Thomas Faulders III qualifies as an "Audit Committee Financial Expert" as defined in regulations issued by the Securities and Exchange Commission. During the fiscal year ended March 31, 2004, four meetings of the Audit Committee were held. The Charter of the Audit Committee is attached hereto as Appendix A.

Audit Committee Report. The Audit Committee is composed of three directors who are independent as defined under the rules of the National Association of Securities Dealers. The committee operates under a written charter approved by the Board of Directors, which was included as Appendix A to ePlus' proxy statement for the 2001 annual meeting of stockholders.

The committee reviews ePlus' financial reporting process on behalf of the Board of Directors. In fulfilling its responsibilities, the committee has reviewed and discussed the audited financial statements contained in our Annual Report on Form 10-K for the year ended March 31, 2004 with ePlus' management. Management is responsible for our financial statements and the financial reporting process, including internal controls. The independent accountants are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America.

The Audit Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The committee has discussed with the independent accountant the accountants' independence from ePlus and its management including the matters in the written disclosures provided to the committee as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The committee has also considered whether the provision of non-audit services by the independent accountants to ePlus is compatible with maintaining auditors' independence.

Based on the reviews and discussions referred to above, the committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended March 31, 2004 for filing with the Securities and Exchange Commission.


                                                   By The Audit Committee

                                                   Terrence O'Donnell (Chairman)
                                                   C. Thomas Faulders, III
                                                   Lawrence S. Herman

Compensation Committee

General. The Compensation Committee of the Board of Directors is responsible for reviewing the salaries, benefits, and other compensation, including stock-based compensation, of Mr. Norton and Mr. Bowen, and making recommendations to the Board of Directors based on its review. The members of the Compensation Committee during the fiscal year ended March 31, 2004 were C. Thomas Faulders, III (Chairman), Terrence O'Donnell, and Lawrence S. Herman, all of whom were independent directors as that term is defined under the rules of the National Association of Securities Dealers. Mr. Norton and Mr. Bowen, as directors, do not vote on any matters affecting their personal compensation. Mr. Bowen and Mr. Norton are responsible for reviewing and establishing salaries, benefits, and other compensation, excluding stock-based compensation, for all other employees.

Compensation arrangements during our 2004 fiscal year were determined in accordance with the executive compensation policy set forth below. The Compensation Committee considers compensation paid to our executive officers to be deductible for purposes of Section 162(m) of the Internal Revenue Code.

Compensation Committee Report. The Compensation Committee of the Board of Directors has prepared the following report on our policies with respect to the compensation of executive officers for the fiscal year ended March 31, 2004. The compensation programs of ePlus are designed to align compensation with business objectives and performance, and to enable ePlus to attract, retain, and reward executives who contribute to the long-term success of ePlus.

The Compensation Committee believes that executive pay should be linked to performance. Therefore, ePlus provides an executive compensation program which includes three principal elements: (1) base pay, (2) potential cash bonus, and
(3) long-term incentive opportunities through the use of stock options.

Criteria for Determination of Executive Compensation. In determining each of the principal elements of each executive's compensation, as well as the overall compensation package thereof, the following criteria are considered by the persons responsible for recommending or approving such compensation: (1) the compensation awarded to executives with comparable titles and responsibilities to those of such executive by companies in our industry (or, to the extent information is not available, in comparable industries) whose revenues and earnings are comparable to those of ePlus, as reported by reliable independent sources; (2) the results of operations of ePlus during the past year, on an absolute basis and compared with ePlus' targeted results for such year as well as with the results of the comparable companies, as reported by reliable independent sources; (3) the performance of such executive during the past year, on an absolute basis and as compared with the performance targets set by ePlus for such executive for such year and the performance of the other executives of ePlus during such year; and (4) any other factor which the Compensation Committee determines to be relevant. The weight to be given to each of the foregoing criteria is determined by the Compensation Committee in the exercise of its reasonable judgment in accordance with the purposes of this executive compensation policy and may vary from time to time or from executive to executive.

The role of the Compensation Committee is limited to the review of the compensation, excluding stock-based compensation for Mr. Norton and Mr. Bowen, who are principal stockholders of ePlus. Section 162(m) of the Internal Revenue Code imposes a limit, with certain exceptions, on the amount that a publicly-held corporation may deduct in any year for the compensation paid with respect to its five most highly compensated executive officers. While the Compensation Committee cannot predict with certainty how ePlus' compensation tax deduction might be affected, the Compensation Committee tries to preserve the tax deductibility of all executive compensation while maintaining flexibility with respect to ePlus' compensation programs as described in this report.

Chief Executive Officer Compensation. The executive compensation policy described above is applied in setting Mr. Norton's compensation. Mr. Norton generally participates in the same executive compensation plans and arrangements available to the other executives. Accordingly, his compensation also consists of an annual base salary, a potential annual cash bonus, and, potentially, long-term equity-linked compensation in the form of stock options. The Compensation Committee's general approach in establishing Mr. Norton's compensation is to be competitive with peer companies, but to have a large percentage of his target based upon objective performance criteria and targets established in our strategic plan.

Mr. Norton's compensation for the year ended March 31, 2004 included $250,000 in base salary. Mr. Norton received a bonus of $150,000 for the fiscal year ended March 31, 2004. Mr. Norton's salary was based on, among other factors, ePlus' performance and the 2003 compensation of chief executive officers of comparable companies, although his compensation was not linked to any particular group of these companies.

During the fiscal year ended March 31, 2004, three meetings of the Compensation Committee were held.

                                              BY THE COMPENSATION COMMITTEE

                                              C. Thomas Faulders, III (Chairman)
                                              Terrence O'Donnell
                                              Lawrence S. Herman

Stock Incentive Committee

The Stock Incentive Committee of the Board of Directors is authorized to award stock, and various stock options and rights and other stock-based compensation grants under the ePlus inc. Amended and Restated 1998 Long-Term Incentive Plan. The members of the Stock Incentive Committee during the fiscal year ended March 31, 2004 were Mr. Bowen and Mr. Norton. Except for formula plan grants to the outside directors and grants that are approved by a majority of the disinterested members of the Board of Directors, no member of the Stock Incentive Committee or the Compensation Committee is eligible to receive grants under the ePlus inc. Amended and Restated 1998 Long-Term Incentive Plan. During the fiscal year ended March 31, 2004, one meeting of the Stock Incentive Committee was held.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee assists the Board of Directors in fulfilling its oversight responsibilities under the NASDAQ Stock Market listing standards and Delaware law. This committee is authorized and designated for the purposes of (1) identifying individuals qualified to serve on the Board of Directors and to select, or to recommend that the Board of Directors select a slate of director nominees for election by the stockholders of ePlus at each annual meeting of the stockholders of ePlus, in accordance with ePlus'
Certificate  of  Incorporation  and  Bylaws  and  with  Delaware  law,  and  (2)
evaluating, developing, and recommending to the Board of Directors a set of corporate governance policies and principles to be applicable to ePlus. Terrence O'Donnell, C. Thomas Faulders, III, and Lawrence S. Herman, all of whom are independent directors as that term is defined under the rules of the National
Association of Securities Dealers, were the members of the Nominating and Corporate Governance Committee as of March 31, 2004. During the fiscal year ended March 31, 2004, one meeting of the Nominating and Corporate Governance Committee was held.

The Charter of the Nominating and Corporate Governance Committee is attached hereto as Appendix B.

It is the policy of the Nominating and Corporate Governance Committee to consider properly submitted stockholder nominations for membership on the Board of Directors. Any stockholder nomination must comply with the Bylaws of ePlus. The notice must be in writing and delivered to the Corporate Secretary not later than 90 days in advance of the Annual Meeting or, if later, the seventh day following the first public announcement of the Meeting. The notice must set forth: (i) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the stockholder is a holder of record of stock of ePlus entitled to vote at such meeting and intends to appear in person or by proxy at the Meeting and nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the stockholder and each nominee or any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (iv) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the United States Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (v) the consent of each nominee to serve as a Director of ePlus if so elected. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by ePlus.

In evaluating such nominations, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience, and capability on the Board of Directors. Furthermore, any member of the Board of Directors must have the highest personal ethics and values and have experience at the policy-making level of business, and should be committed to enhancing stockholder value.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table provides certain summary information concerning the compensation earned, for services rendered in all capacities to ePlus, by ePlus' Chief Executive Officer and certain other executive officers of ePlus, who we refer to as the "named executive officers," for the fiscal years ended March 31, 2002, 2003, and 2004. Certain columns have been omitted from this summary compensation table, as they are not applicable.

                                                                                   Long-Term
                                                Annual Compensation              Compensation
                                                -------------------              ------------
                                                                                  Securities
                                                                                  Underlying       All Other
              Name and                 Fiscal                       Bonus/          Options      Compensation
         Principal Position             Year        Salary        Commission          (#)               (1)
         ------------------             ----        ------        ----------          ---               ---
Phillip G. Norton                       2004      $250,000          $150,000           --              $1,320
  Chairman, Chief Executive             2003       250,000           150,000           --                  --
  Officer, and President                2002       250,000           150,000           --               1,500

Bruce M. Bowen                          2004       225,000           100,000                            1,320
  Director and                          2003       225,000           100,000           --                  --
  Executive Vice President              2002       225,000           100,000           --               1,500

Kleyton L. Parkhurst                    2004       200,000            52,894                            1,320
  Senior Vice President, Assistant      2003       200,000           100,000       30,000 (2)              --
  Secretary, and Treasurer              2002       200,000            75,000           --               1,500

Steven J. Mencarini                     2004       215,000            46,875                            1,320
  Chief Financial Officer and           2003       185,000            71,250       12,000(2)               --
  Senior Vice President                 2002       182,500            43,750                            1,500
-------------------------

(1) All amounts reported represent ePlus' employer 401(k) plan matching contributions.

(2) Stock options granted on June 28, 2002 under the ePlus Amended and Restated Long-Term Incentive Plan.

Fiscal Year-end Option Values

The following table sets forth information regarding the value of unexercised options held by the named executive officers at the end of fiscal year 2004. The named executive officers did not exercise any options during fiscal year 2004.

                                                Number of Securities              Value of Unexercised
                                             Underlying Unexercised Options  In-the-Money Options at Fiscal
                                                at Fiscal Year-End (#)               Year-End($)(1)
                                                ----------------------              ---------------
          Name                             Exercisable     Unexercisable     Exercisable     Unexercisable
          ----                             -----------     -------------     -----------     -------------
Phillip G. Norton.................         305,000              --          1,462,100              --
Bruce M. Bowen....................         145,000              --            685,650              --
Kleyton L. Parkhurst..............         216,000          24,000          1,023,100         144,000
Steven J. Mencarini...............          98,100           9,600            286,832          57,600
----------------

          (1) Based on a last sale price of $12.97 per share as of the close of business on March 31, 2004.

Equity Compensation Plan Information

The following table gives information about ePlus' common stock that may be issued upon the exercise of options, warrants, and rights under all of ePlus' existing equity compensation plans as of March 31, 2004, including the ePlus inc. Amended and Restated 1998 Long-Term Incentive Plan, Amended and Restated Incentive Stock Option Plan, Amended and Restated Outside Director Stock Option Plan, and Amended and Restated Nonqualified Stock Option Plan.

                                                                                           Number of securities
                                                                                          remaining available for
                                  Number of securities to       Weighted-average       future issuance under equity
                                  be issued upon exercise       exercise price of           compensation plans
                                  of outstanding options,     outstanding options,         (excluding securities
        Plan Category              warrants, and rights      warrants, and rights         reflected in column)
        -------------              --------------------      --------------------         --------------------
Equity compensation plans
approved by security holders....         1,786,232                    $9.24                       756,591

Equity compensation plans not
approved by security holders....                --                       --                            --

     Total......................         1,786,232                    $9.24                       756,591

Employment Contracts and Termination of Employment and Change in Control Arrangements

ePlus has entered into employment agreements with Phillip G. Norton and Bruce M. Bowen, each effective as of September 1, 1996, and with Kleyton L. Parkhurst and Steven J. Mencarini, effective as of October 31, 2003. Each of Messrs. Norton's and Bowen's employment agreements provided for an initial term of three years, and is subject to an automatic one-year renewal at the expiration thereof unless ePlus or the employee provides notice of an intention not to renew at least three months prior to expiration. Each of Messrs. Parkhurst's and Mencarini's employment agreements provided for an initial term of two years, and is subject to an automatic one-year renewal at the expiration thereof unless ePlus provides at least six months' prior notice of termination or the employee resigns for any reason.

The current annual base salaries ($250,000 in the case of Phillip G. Norton; $225,000 in the case of Bruce M. Bowen; $200,000 in the case of Kleyton L. Parkhurst; and $225,000 in the case of Steven J. Mencarini) are in effect and each employee may be eligible for commissions or performance bonuses. The performance bonuses for Phillip G. Norton and Bruce M. Bowen are discretionary, based on the performance of ePlus and as approved by the Compensation Committee. The performance bonuses for Kleyton L. Parkhurst and Steven J. Mencarini are paid based upon performance criteria established by Phillip G. Norton and Bruce
M. Bowen.

Under the employment agreements, each receives certain other benefits, including medical, insurance, death and long-term disability benefits, employer 401(k) contributions, and reimbursement of employment-related expenses. Mr. Bowen's country club dues are paid by ePlus. In the fiscal year ended March 31, 2004, the amount of these dues totaled $4,575. The employment agreements of Messrs. Norton and Bowen contain a covenant not to compete on the part of each, whereby in the event of a voluntary termination of employment, upon expiration of the term of the agreement, or upon the termination of employment by ePlus for cause, each are subject to restrictions upon acquiring, consulting with, or otherwise engaging in or assisting in the providing of capital needs for competing business activities or entities within the United States for a period of one year after the date of such termination or expiration of the term of the employment agreement.

Under his original employment agreement, Phillip G. Norton was granted options to acquire 130,000 shares of common stock at a price per share equal to $8.75. These options have a ten year term and became exercisable and vested in 25% increments over four years, ending on November 20, 1999. In February 1998, Mr. Norton was also granted options to purchase 25,000 shares of common stock at a price per share equal to $12.65, however these options expired without being exercised on February 5, 2003. In August 1999, Mr. Norton was granted options to purchase 175,000 shares of common stock at a price per share equal to $7.75

Under his original employment agreement, Bruce M. Bowen was granted options to acquire 15,000 shares of common stock at a price per share equal to $8.75. These options have a ten year term and became exercisable and vested in 25% increments over four years, ending on November 20, 1999. In February 1998, Mr. Bowen was also granted options to purchase 15,000 shares of common stock at a price per share equal to $11.50 and in August 1999 was granted options to purchase 115,000 shares of common stock at a price per share equal to $7.75.

Under his original employment agreement, Kleyton L. Parkhurst was granted options to acquire 100,000 shares of common stock at a price per share equal to $6.40. These options have a ten year term and became exercisable and vested in 25% increments over four years ending on November 20, 1999. In February 1998, Mr. Parkhurst was also granted options to purchase 10,000 shares of common stock at a price per share equal to $11.50 and in September 1998 was granted options to purchase 50,000 shares of common stock at a price per share of $8.75. In August 1999, Mr. Parkhurst was granted options to purchase 20,000 shares of common stock at a price per share equal to $7.75 and in September 2000 was granted options to purchase 30,000 shares of common stock at a price per share equal to $17.375. In June 2002, Mr. Parkhurst was also granted 30,000 options to purchase common stock at a price per share equal to $6.97.

In connection with his original employment, Steven J. Mencarini was granted options to acquire 16,200 shares of common stock at a price per share equal to $12.75. These options have a ten year term, and become exercisable and vest in 20% increments over five years at the end of each year of service, and are subject to acceleration upon certain conditions. In September 1997, Mr. Mencarini was also granted options to purchase 5,100 shares of common stock at a price per share equal to $13.25 and in December 1997 was granted options to purchase 9,400 shares of common stock at a price per share equal to $12.25. In February 1998, Mr. Mencarini was granted options to purchase 5,000 shares of common stock at a price per share equal to $11.50; in October 1998, he was granted options to purchase 25,000 shares of common stock at a price per share equal to $8.00; in August 1999 he was granted options to purchase 20,000 shares of common stock at a price per share equal to $7.75; in September 2000 he was granted options to purchase 10,000 shares of common stock at a price per share equal to $17.375; and in December 2000 he was granted options to purchase 5,000 shares of common stock at a price per share equal to $7.75. In June 2002, Mr. Mencarini was also granted 12,000 options to purchase common stock at a price per share equal to $6.97 per share.

ePlus maintains key-man life insurance on Mr. Norton in the amount of $11 million.

Compensation Committee Interlocks and Insider Participation

For the year ended March 31, 2004, all decisions regarding executive compensation were made by the Compensation Committee with respect to Mr. Norton and Mr. Bowen. Compensation for other executives was made by the committee, Mr. Norton, or Mr. Bowen consistent with Compensation Committee policy. The members of the Compensation Committee as of March 31, 2004 were C. Thomas Faulders III (Chairman), Terrence O'Donnell, and Lawrence S. Herman. None of the executive officers of ePlus currently serves on the Compensation Committee of another entity or any other committee of the Board of Directors of another entity performing similar functions.

                                PERFORMANCE GRAPH

The following graph shows the value as of March 31, 2004 of a $100 investment made on March 31, 1999 in ePlus' common stock (with dividends, if any, reinvested), as compared with similar investments based on (1) the value of the NASDAQ Stock Market Index (U.S.) (with dividends reinvested) and (2) the value of the NASDAQ financial index. The stock performance shown below is not necessarily indicative of future performance.

                                                          3/00           3/01        3/02        3/03       3/04
EPLUS INC.                                                401.52         111.37      115.03      87.27      157.21
NASDAQ STOCK MARKET (U.S.)                                195.66         80.80        63.59      51.95       87.02
NASDAQ FINANCIAL                                           99.03         110.36      136.54     124.59      178.37

                              CERTAIN TRANSACTIONS

Advances and Loans to Employees

ePlus has in the past provided loans and advances to employees. Such balances are to be repaid from personal funds or commissions earned by the employees on successful sales or financing arrangements obtained on behalf of ePlus. Loans and advances to employees outstanding as of March 31, 2004 totaled $12,119. There were no loans or extensions of credit by ePlus or any ePlus subsidiary to any of the ePlus directors or executive officers.

Leases with Related Parties

ePlus leases certain office space from related parties. During the year ended March 31, 2004, ePlus paid $279,600 in rent attributable to Phillip G. Norton, our Chief Executive Officer and President. All leases with related parties are approved in advance by the Board of Directors.

Indemnification Agreements

We have entered into separate but identical indemnification agreements with each of our directors and executive officers, and we expect to enter into similar indemnification agreements with persons who become directors or executive officers in the future. The indemnification agreements provide that ePlus will indemnify the director or officer against any expenses or liabilities incurred in connection with any proceeding in which the director or officer may be involved as a party or otherwise, by reason of the fact that the director or officer is or was a director or officer of ePlus or by reason of any action taken by or omitted to be taken by the director or officer while acting as an officer or director of ePlus. However, ePlus is only obligated to provide indemnification under the indemnification agreements if:

     (1) the director or officer was acting in good faith and in a manner the director or officer reasonably believed to be in the best interests of ePlus, and, with respect to any criminal action, the director or officer had no reasonable cause to believe the director's or officer's conduct was unlawful;

     (2) the claim was not made to recover profits made by the director or officer in violation of Section 16(b) of the Exchange Act, as amended, or any successor statute;

     (3)  the claim was not initiated by the director or officer;

     (4)  the claim was not covered by applicable insurance; or

     (5) the claim was not for an act or omission of a director of ePlus from which a director may not be relieved of liability under Section 103(b)(7) of the DGCL. Each director and officer has undertaken to repay ePlus for any costs or expenses paid by ePlus if it is ultimately determined that the director or officer is not entitled to indemnification under the indemnification agreements.

Future Transactions

ePlus' policy requires that all material transactions between ePlus and its officers, directors, or other affiliates must be approved by a majority of the disinterested members of the Board of Directors of ePlus, and be on terms no less favorable to ePlus than could be obtained from unaffiliated third parties.

                                   PROPOSAL 1

To Elect Two Class II Directors to Serve for Three Years and until their Respective Successors Have Been Duly Elected and Qualified.

The Board of Directors has concluded that the re-election of Terrence O'Donnell and Milton E. Cooper, Jr. as Class II Directors is in the best interest of ePlus and recommends stockholder approval of the re-election of Terrence O'Donnell and Milton E. Cooper, Jr. as Class II Directors. The remaining four directors will continue to serve in their positions for the remainder of their terms.
Biographical information concerning Mr. O'Donnell and Mr. Cooper, and ePlus' other directors, can be found under "Directors and Executive Officers."

Unless otherwise instructed or unless authority to vote is withheld, all signed proxies will be voted for the election of Terrence O'Donnell and Milton E. Cooper, Jr. as Class II Directors. Although the Board of Directors of ePlus does not contemplate that such nominees will be unable to serve, if such a situation arises prior to the annual meeting, the persons named in the enclosed proxy card will vote for the election of such other person or persons as may be nominated by the Board of Directors.

Vote Required for Approval. The two persons receiving the greatest number of affirmative votes cast at the annual meeting will be elected as Class II Directors.

Board of Directors Recommendation. The Board of Directors unanimously recommends that you vote in favor of the election of Terrence O'Donnell and Milton E. Cooper, Jr. as Class II Directors .


                                   PROPOSAL 2

To Ratify the Appointment of Deloitte & Touche LLP as ePlus' Independent Auditors for ePlus' Fiscal Year Ending March 31, 2005.

Subject to stockholder ratification, the Audit Committee has reappointed the firm of Deloitte & Touche LLP as the independent auditors to examine ePlus' financial statements for the fiscal year ending March 31, 2005. Deloitte & Touche has audited ePlus' financial statements since its inception. If the stockholders do not ratify this appointment, other independent auditors will be considered by the Audit Committee.

Representatives of Deloitte & Touche are expected to attend the annual meeting and will have the opportunity to make a statement if they desire and to respond to appropriate questions.

Vote Required for Approval. The affirmative vote of the holders of at least a majority of the shares of common stock present in person or by proxy and entitled to vote at the annual meeting on the proposal will constitute approval of Proposal 2.

Audit Committee Recommendation. The Audit Committee unanimously recommends that you vote in favor of the ratification of the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending March 31, 2005.

Fees Incurred by Deloitte & Touche LLP. The following table shows the fees paid or accrued by ePlus for the audit and other services provided by Deloitte & Touche LLP for fiscal 2004 and 2003.

                                                              2004          2003
                                                              ----          ----
Audit Fees                                                $350,000      $255,000
Audit-Related Fees                                               0             0
Tax Fees                                                         0             0
All Other Fees                                                   0             0
                                                          --------      --------
Total                                                     $350,000      $255,000
-----                                                     --------      --------

AUDIT FEES. The aggregate fees to be charged by Deloitte & Touche LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended March 31, 2004 and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year are $350,000. The aggregate fees charged by Deloitte & Touche LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended March 31, 2003 and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year were $255,000.

AUDIT-RELATED FEES. There were no fees billed by Deloitte & Touche LLP for audit-related services rendered for the fiscal years ended March 31, 2004 or 2003.

TAX FEES. There were no fees billed by Deloitte & Touche LLP for tax-related services rendered for the fiscal years ended March 31, 2004 or 2003.

ALL OTHER FEES. There were no other fees billed in the last two fiscal years for professional services rendered by Deloitte & Touche LLP.

There were no non-audit related services provided by Deloitte & Touche LLP during the last two fiscal years. The Audit Committee pre-approves all auditing services (which may entail providing comfort letters in connection with securities underwriting), and all non-audit services provided to ePlus by Deloitte & Touche LLP, subject to a de minimis exception as set forth by the SEC.

                              OTHER PROPOSED ACTION

The Board of Directors does not intend to bring any other matters before the annual meeting, nor does the Board of Directors know of any matters which other persons intend to bring before the annual meeting. If, however, other matters not mentioned in this proxy statement properly come before the annual meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

You should note that ePlus' Bylaws provide that in order for a stockholder to bring business before a meeting or to make a nomination for the election of directors, the stockholder must give written notice complying with the requirements of the Bylaws to the Secretary of ePlus not later than 90 days in advance of the meeting or, if later, the seventh day following the first public announcement of the date of the meeting.

                               EXECUTIVE SESSIONS

Executive sessions of non-management directors are held at least twice per year. Any non-management director can request that an executive session be scheduled.


                      STOCKHOLDER PROPOSALS AND SUBMISSIONS

If any stockholder wishes to present a proposal for inclusion in the proxy materials to be solicited by the ePlus Board of Directors with respect to the next annual meeting of stockholders, that proposal must be presented to ePlus' management prior to March 30, 2005.

In accordance with ePlus' Bylaws, for a stockholder proposal or nomination to be considered at a meeting of stockholders, the proposal must be submitted in writing to the Secretary of ePlus not less than 90 days in advance of such meeting or, if later, the seventh day following the first public announcement of the date of such meeting.

Whether or not you expect to be present at the annual meeting, please sign and return the enclosed proxy card promptly. Your vote is important. If you are a stockholder of record and attend the annual meeting and wish to vote in person, you may withdraw your proxy at any time prior to the vote.

                          COMMUNICATIONS WITH THE BOARD

Individuals may communicate with the Board of Directors of ePlus by sending correspondence to:

ePlus
Attn:  Corporate Secretary
400 Herndon Parkway
Herndon, VA  20170-5245

Communications that are intended for non-management directors should be sent to the above address, to the attention of the Chairman of the Nominating and Corporate Governance Committee.

                                   APPENDIX A

                                   ePlus inc.

                             AUDIT COMMITTEE CHARTER

The Audit Committee of the Board of Directors of ePlus inc. (the "Committee") shall consist of no fewer than three members. All members of the Committee shall be independent directors and shall satisfy the independence and qualification standards established by NASDAQ and the Securities Exchange Commission (the "SEC"). It is the goal of the Committee that at least one member of the Committee shall be an "audit committee financial expert" as defined by the SEC. As also determined by the Board of Directors, all members of the Committee shall have sufficient financial experience and ability to enable them to read and understand financial statements at the time of their appointment to the Committee and to discharge their responsibilities under this charter. No Committee member shall simultaneously serve on the audit committees of more than two other public companies, unless the Board of Directors determines that such service would not impair the member's ability to effectively serve on the Audit Committee. The members of the Committee shall be appointed by the Board of Directors upon recommendation of the Nominating and Corporate Governance Committee and may be removed by the Board of Directors in its discretion.

The purpose of the Committee shall be to (a) assist Board of Directors oversight of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditor's qualifications and independence, and (iv) the performance of the Company's internal audit function and independent auditor, and (b) prepare the report SEC rules require be included in the Company's annual proxy statement. In furtherance of this purpose, the Committee shall have the following duties and responsibilities:

     1. To be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report and performing other audit, review or attest services for the Company, including the authority to retain or to terminate the registered public accounting firm. The registered public accounting firm shall report directly to the Committee. The Committee shall pre-approve all auditing services (which may entail providing comfort letters in connection with securities underwritings), and all non-audit services provided to the Company by the Company's registered public accounting firm, subject to a de minimis exception as set forth by the SEC. The Committee may, in its sole discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the registered public accounting firm, provided that any such approvals are ratified by the Committee at its next scheduled meeting.

     2. To, at least annually, obtain and review a report by the registered public accounting firm describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues, and (to assess the auditor's independence) all relationships between the registered public accounting firm and the Company.

     3. To discuss the annual audited financial statements with management and the registered public accounting firm, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations", and recommend to the Board of Directors whether the audited financial statements should be included in the Company's Form 10-K.

     4. To discuss the Company's unaudited financial statements and related footnotes and the "Management Discussion and Analysis" portion of the Company's Form 10-Q for each interim quarter with management and the registered public accounting firm and ensure that the registered public accounting firm also reviews the Company's interim financial statements before the Company files its quarterly report on Form 10-Q with the SEC.

     5. To discuss with the registered public accounting firm (i) all critical accounting policies and practices to be used, (ii) all alternative treatments of financial information within GAAP that have been discussed with management, the ramifications of such alternative disclosures and treatments, and the accounting treatment "preferred" by the independent auditor and (iii) any other material written communications with management, such as a management letter or schedule of unadjusted differences.

     6. To discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and ratings agencies with management and the registered public accounting firm, as appropriate.

     7. To engage outside advisors, including counsel, as it determines necessary to carry out is duties and approve appropriate funding and retention terms, as determined by the Committee.

     8. To discuss policies with management and the registered public accounting firm, as appropriate, with respect to risk assessment and risk management, including the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     9. To meet separately, periodically, with management, with internal auditors and with the registered public accounting firm, provided that with respect to the internal auditors and the registered public accounting firm, such meetings shall occur at least quarterly.

     10. To review with the registered public accounting firm any audit problems or difficulties and management's response, including any restrictions on the scope of the independent auditor's activities or on access to requested information, and to resolve all disagreements between the Company's management and the registered public accounting firm regarding financial reporting.

     11. To set clear hiring policies for employees or former employees of the independent auditors.

     12. Ensure that the registered public accounting firm submits to the Committee written disclosures and the letter from the registered public accounting firm required by Independence Standards Board Standard No. 1 [Independence Discussions with Audit Committees], and discuss with the registered public accounting firm their firm's independence.

     13.  Discuss  with  the  registered  public  accounting  firm  the  matters
          required  to  be  discussed  by  SAS  61  [Communication   with  Audit
          Committees] and SAS 90 [Audit Committee Communications].

     14. To report regularly to the Board of Directors, including review of any issues that arise with respect to the quality or integrity of the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's the registered public accounting firm, or the performance of the internal audit function.

     15. To establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Oversight of the Company's Internal Audit Function

     16.  Ensure that the Company has an internal audit function.

     17.  Review and concur in the  appointment,  replacement,  reassignment  or
          dismissal  of  the  senior  internal  auditing   executive,   and  the
          compensation package for such person.

     18. Review the significant reports to management prepared by the internal auditing department and management's responses.

     19. Communicate with management and the internal auditors to obtain information concerning internal audits, accounting principles adopted by the Company, internal controls of the Company, management, and the Company's financial and accounting personnel, and review the impact of each on the quality and reliability of the Company's financial statements.

     20. Evaluate the internal auditing department and its impact on the accounting practices, internal controls and financial reporting of the Company.

     21. Discuss with the registered public accounting firm the internal audit department's responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

The Committee shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the registered public accounting firm for the purpose or preparing or issuing an audit report or performing other audit, review or attest services for the Company and to any advisors employed by the Committee, and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Committee may, in its sole discretion, delegate any of its duties and responsibilities to subcommittees.

The Committee shall conduct an annual performance evaluation of the Committee and shall review at least annually the adequacy of this charter and recommend any proposed changes to the Board of Directors for approval.

                                   APPENDIX B
                                   ----------

                                   ePLUS inc.

                       NOMINATING AND CORPORATE GOVERNANCE
                                COMMITTEE CHARTER


The Nominating and Corporate Governance Committee of the Board of Directors of ePlus Inc. ("the Committee") shall consist of no fewer than two members. All members of the Committee shall be independent directors and shall satisfy the independence standards established by NASDAQ and Securities and Exchange Commission. The members of the Committee shall be appointed by the Board of Directors in its discretion.

The purpose of the Committee shall be to identify individuals qualified to become board members, and to recommend that the board select the director nominees for the next annual meeting of shareholders, to develop and recommend to the board a set of corporate governance principles applicable to the Corporation, and to make recommendations on compensation of the Board of Directors.

In furtherance of this purpose, the Committee shall have the following goals and responsibilities:

     1. To identify, review and recommend to the Board of Directors, in timely fashion, qualified candidates for director nominees to fill any existing or anticipated vacancy on the Board of Directors;

     2. To identify, review and recommend to the Board of Directors, prior to each year's annual meeting of shareholders, successors to the class of Directors whose term shall then expire (including any Director in such class proposing to stand for election to another term), and additional director nominees, if any, for election to the Board of Directors on whose behalf the Board of Directors will solicit proxies;

     3. To recommend to the Board of Directors the size of the Board of Directors;

     4. To review and make recommendations to the Board of Directors with respect to suggestions for director nominees made by shareholders to the Board of Directors or to management in accordance with the By-Laws of the Corporation;

     5. To review annually the Board of Director's overall performance and oversee the annual performance evaluation for each of its committees;

     6. To recommend to the Board of Directors whether resignations tendered by members who have had a substantial change in their job responsibilities should be accepted; To annually review the Board of Directors committee structure, charters and membership and recommend to the Board of Directors changes, if any; and to, in consultation with the Chairman of the Board, recommend to the Board of Directors the assignment of members of the Board of Directors to the various committees and appointment, rotation or removal of committee chairs;

     7. To review and make recommendations to the Board of Directors with respect to changes in Directors' compensation and benefits; and

     8. To develop and recommend to the Board of Directors a set of corporate governance guidelines and to review the guidelines at least annually and recommend changes as necessary.

The Committee shall have sole authority to retain any search firm engaged to assist in identifying director candidates, and to retain outside counsel and any other advisors as the committee may deem appropriate in its sole discretion. The committee shall have sole authority to approve related fees and retention terms.

The Committee shall conduct an annual performance evaluation of the Committee and the Committee shall review at least annually the adequacy of this charter and recommend any proposed changes to the Board of Directors for approval.

The Committee shall regularly report its actions and recommendations to the Board of Directors.

[FORM OF PROXY CARD]


ePlus inc.                                                                 Proxy
                       Annual Meetings of Stockholders Of
                                   ePlus inc.
                               September 14, 2004

           THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Kleyton L. Parkhurst and Steven J. Mencarini, and each or either of them, proxies, with power of substitution, to vote all shares of the undersigned at the annual meeting of stockholders of ePlus inc., a Delaware corporation, to be held on September 14, 2004 at 8:00 a.m. at the Courtyard Marriott, 533 Herndon Parkway, Herndon, Virginia 20170, or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion, upon such other business as may properly come before the meeting.

1. To elect two Class II Directors, each to serve a term of three years and until their successors have been duly elected and qualified.

                   TO VOTE FOR BOTH THE NOMINEES LISTED BELOW

[ ] FOR BOTH THE NOMINEES LISTED BELOW      [ ] WITHHOLD AUTHORITY

     Terrence O'Donnell                     Milton E. Cooper, Jr.

                     OR TO VOTE FOR EACH NOMINEE SEPARATELY

     Terrence O'Donnell             [ ] FOR  [ ] WITHHOLD AUTHORITY
     Milton E. Cooper, Jr.          [ ] FOR [ ] WITHHOLD AUTHORITY

2. To ratify the appointment of Deloitte & Touche LLP as ePlus' independent auditors for ePlus' fiscal year ending March 31, 2005.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN


     Dated:________________, 2004

     Signature:  _______________________________________________________________

     Signature if held jointly:  _______________________________________________

     NOTE: When shares are held by joint tenants, both should sign. Persons signing as Executor, Administrator, Trustee, etc. should so indicate. Please sign exactly as the name appears on the proxy.

     THE SHARES REPRESENTED BY ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. THE SHARES REPRESENTED BY A PROXY WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE BOARD OF DIRECTORS WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

     PLEASE MARK, SIGN, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.